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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 24, 2003
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                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
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   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



       Suite 36-5000, 200 Public Square, Cleveland, Ohio       44114-2304
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            (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)




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Item 5        Other Events

On April 24, 2003 the Registrant issued a press release, filed herewith as
Exhibit 99.1, announcing the formation on BayOne Urethane Systems, LLC, a 50/50 joint venture with Bayer Polymers LLC to develop and market polyurethane systems in the United States and Canada.


Item 7 (c)   Financial Statements and Exhibits

Exhibit 99.1 - Press release dated April 24, 2003.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              POLYONE CORPORATION

                                              By:   /s/ Richard E. Hahn
                                                    -------------------------
                                                    Richard E. Hahn
                                                    Assistant Secretary

Dated: April 25, 2003